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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      January 5, 2007 (December 31, 2006)


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                           INTERNATIONAL PAPER COMPANY
               (Exact Name of Registrant as Specified in Charter)


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         New York                        1-3157                 13-0872805
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
    of incorporation)                                       Identification No.)

          6400 Poplar Avenue, Memphis, Tennessee                38197
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         (Address of Principal Executive Offices)            (Zip Code)

                                 (901) 419-7000
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               Registrant's telephone number, including area code

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    Effective December 31, 2006, James A. Henderson and W. Craig McClelland retired from the Board of Directors of International Paper Company (the "Company") in compliance with the Company's mandatory retirement age policy for directors.

Item 8.01.    Other Events.

    Robert M. Amen entered into a retirement agreement (the "Agreement") with the Company as of March 21, 2006 pursuant to which Mr. Amen retired as president of the Company on March 31, 2006. A redacted version of the Agreement was filed with the Securities and Exchange Commission (the "Commission") as Exhibit 10.1 to the Company's Form 10-Q for the three months ended March 31, 2006, which was filed with the Commission on May 9, 2006. The Company simultaneously requested from the Commission the confidential treatment of certain commercial information contained in the Agreement pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 (the "Request"). On January 5, 2007, the Company withdrew the Request from consideration by the Commission. The unredacted Agreement is filed herewith as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Retirement Agreement between Robert M. Amen and International Paper Company, dated as of March 21, 2006

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INTERNATIONAL PAPER COMPANY
                                            (Registrant)

                                            By:    /s/ Sharon R. Ryan
                                                   -------------------------
                                            Name:  Sharon R. Ryan
                                            Title: Associate General Counsel

Date: January 5, 2007

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                                  EXHIBIT INDEX

Exhibit 10.1 Retirement Agreement between Robert M. Amen and International Paper Company, dated as of March 21, 2006